UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2010

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Post Apartment Homes, L.P. and certain of its affiliates (“Post”), through their interest in a limited liability company (the “Condominium LLC”), and a partner have held an approximate pro-rata 49% interest in a limited partnership (the “Mixed-Use LP”) that is constructing a mixed-use development in Atlanta, Georgia, consisting of 129 luxury condominium units (the “Atlanta Condominium Project”), sponsored by Post and its partner, and Class A office and retail space, sponsored by two additional independent office developers (referred to as the “Mixed-Use Project”). Post and its partner have also sponsored a related limited liability company (the “Land LLC”) that owns land and its related infrastructure for future investment that is adjacent to the Mixed-Use Project.

On September 24, 2010, the residential portion of the Mixed-Use Project was conveyed to Condominium LLC in full redemption of Condominium LLC’s interest in Mixed-Use LP. As a result, Condominium LLC no longer holds any interest in Mixed-Use LP. Concurrently with the conveyance and full redemption, the secured construction loan facility with an aggregate capacity of $187.1 million for the Mixed-Use Project was split into three separate facilities — a $101.1 million facility allocable to the Mixed-Use LP (which is now secured solely by the office and retail portion of the Mixed-Use Project), a $77.8 million facility allocable to the Condominium LLC (of which $69.3 million is currently outstanding) and an $8.3 million facility allocable to the Land LLC (of which $8.2 million is currently outstanding).

In addition, on September 24, 2010, 3630 Acquisition, Inc. (“Loan Purchaser”), a wholly-owned subsidiary of Post Services, Inc. (a subsidiary of Post), entered into a certain Loan Sale and Assignment Agreement among Loan Purchaser, Bank of America, N.A. and Regions Bank, to acquire the lenders’ interest in the loan facilities to Condominium LLC and Land LLC (the “Residential Loans”) for an aggregate of $49.8 million (the “Loan Purchase Agreement”). As a result, Post no longer has principal payment or debt-service guarantees to its prior lenders. The purchase price for the Residential Loans was determined based on negotiations between the parties. This transaction also permits Condominium LLC to execute sales contracts with prospective buyers for condominium units without regard to the minimum release prices that were in effect prior to the transaction.

The Condominium LLC has also modified its licensing and branding arrangement with the third party licensor for the Atlanta Condominium Project. This modified arrangement provides for the payment of a licensing fee based on a percentage of actual sales prices for condominium units sold through September 1, 2013 (previously September 1, 2012), at which point, subject to a potential further extension, the remaining fee is payable as a lump sum calculated on all unsold units at a minimum assumed sales price. The licensing fee is expected to be paid from the proceeds of condominium sales of Condominium LLC. In return for the extension of the outside payment date and the removal of a transfer fee that would have been applicable upon the resale of every condominium unit, Post has increased its guaranty to 100% from 50% of the payment of the licensing fee, and has guaranteed any unfunded condominium assessments on developer-owned units.

Subsequent to its acquisition of the loans pursuant to the Loan Purchase Agreement, and in exchange for the release of the guarantors of the Residential Loans, Loan Purchaser will acquire all remaining interests in Condominium LLC and Land LLC that were not previously owned by Post, so that Post will own all ownership interests in Condominium LLC and Land LLC.

The Atlanta Condominium Project will be classified as “held for sale” for financial reporting purposes during the quarter ending September 30, 2010. Post will also be required to consolidate the Atlanta Condominium Project for financial reporting purposes, which may require Post to record an additional impairment loss in the range of $5 million to $7 million on the project in connection with its acquisition of the underlying asset. However, Post also expects to recognize gain in excess of the impairment loss related to the acquisition of the Residential Loans.

Bank of America, N.A. and Regions Bank and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with Post. Regions Bank is also a lender under Post’s revolving credit facility.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth above under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 2.06.	Material Impairments.

The information set forth above under “Item 2.01 Completion of Acquisition or Disposition of Assets” is incorporated herein by reference. There can be no assurance as to the actual impairment charge to be recorded during the quarter ending September 30, 2010.

Disclosure regarding forward-looking statements

Certain statements made in this current report may constitute “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Company’s future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements include statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “plans,” “estimates,” “should,” or similar expressions. Examples of such statements in this current report include expectations regarding the source of funds for the payment of the licensing fee and the impairment charge and gain expected in connection with the acquisition of the Condominium LLC and the Land LLC loan facilities. There can be no assurance at this time as to the actual level of the impairment charge or the gain with respect to the project. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of the Company’s management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and management undertakes no obligation to update publicly any of them in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2010

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert
President and
Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2010

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By: /s/ David P. Stockert
David P. Stockert
President and
Chief Executive Officer

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